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TABLE OF CONTENTS

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

CENTENNIAL SPECIALTY FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31816	55-0825751
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10700 E. Geddes Ave. #170
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

(303) 292-4018
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 8—Other Events
Item 8.01 Other Events
Signature
Exhibit Index
EX—99.4 Press Release dated February 16, 2005.
News Release

SECTION 8—OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

        On February 16, 2005, Centennial Specialty Foods Corporation issued a press release announcing plans to explore business alternatives. A copy of the press release is furnished with this report as Exhibit 99.4, and is incorporated herein by reference.

        The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

  (c)
  Exhibits:

        The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.4	Press Release of Centennial Specialty Foods Corporation dated February 16, 2005

SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL SPECIALTY FOODS CORPORATION
By:	/s/ JEFFREY R. NIEDER Jeffrey R. Nieder, Chief Executive Officer

Date: February 22, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.4	Press Release of Centennial Specialty Foods Corporation dated February 16, 2005